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                                  REGATTA GOLD
                                    NEW YORK

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                Application Instructions -- Please Read Carefully

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                  Questions? -- call 1-800-343-2829, ext. 3052
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Important Reminders

It is important to complete all sections of the Application. Please pay particular attention to the following:

      - The agent must be licensed with the Sun Life Insurance and Annuity Company of New York.

      - The agent's name must be legible and the agent's signature must be included.

      -     All signatures must be original.

      -     The owner's Social Security number must be included.

      - The annuitant's name, date of birth, and Social Security number must be included.

1. AUTOMATIC ASSET ALLOCATION OPTION

   The owner may enroll in the Automatic Allocation Option by signing the Automatic Asset Allocation section located on the bottom of the "Options" page.

2. SYSTEMATIC WITHDRAWAL OPTION

   The owner determines who receives the income, the amount of income, and the frequency: monthly, quarterly, semiannualy, or annually. A minimum account value of $10,000 is required to start the Option.

   Withdrawals under the Systematic Withdrawal Option may be fully or partially includable in income and may be subject to a 10% federal penalty tax. Consult your tax adviser.

   INTEREST OUT OPTION

   Provides periodic payment of the interest earned in the fixed account in the current contract year. Payments may be sent to the owner or a designated payee, or automatically invested in up to four variable Subaccounts of the owner's choice. A minimum account value of $10,000 is required to start the Option.

   Withdrawals under the Interest Out Option may be fully or partially includable in income and may be subject to a 10% federal penalty tax. Consult your tax adviser.

3. SECURED FUTURE OPTION

   The owner's investment is split between the fixed and variable accounts. At the end of the Guarantee Period, the fixed account will have grown to equal the total initial investment. (Note: unless transfers or withdrawals have been made in the account). The balance of the investment will reflect the performance of the variable Subaccount(s) chosen. To participate, check the applicable Subaccount and fixed account allocations in Section 6 and check the Secured Future Option on the Application. (Note: the amounts invested in the Guarantee Periods will be determined by current interest rates and length of the periods chosen.)

4. GUARANTEED INCOME PLUS OPTION

   The owner's investment is split between the fixed account and an immediate annuity. At the end of the Guarantee Period chosen, the fixed account will have grown to equal the total initial investment (unless transfers or withdrawals have been made in the account). The balance of the initial investment will provide a periodic income for a selected period of time. To enroll, complete the appropriate section on the Application, and Section 6 of the Application, and indicate the Annuity Selection in Section 8.

5. DOLLAR-COST AVERAGING OPTION

   The owner invests a minimum of $5,000 in a designated Subaccount or Guarantee Period. Every month or quarter, a level amount is automatically transferred, at no cost, into one or more of the other Subaccounts of the owner's choice, up to a maximum of four. The balance in the designated Subaccount or Guarantee Period continues to reflect the performance of the Subaccount/Guarantee Period. The Option continues until the contract's account value allocated to the designated Subaccount/Guarantee Period falls below the total monthly or quarterly transfer amount, or, if earlier, the Guarantee Period reaches maturity. Under this Option, no market value adjustment, either positive or negative, will apply. In the event the owner alters or terminates this Option, prior to the maturity of any remaining designated Guarantee Periods, liquidation of that Guarantee Period will be necessary and a market value adjustment will apply. The Dollar-Cost Averaging period must be at least six months.

APP-MVA-NY-FP1                                                GOLDNY-8-11/97/15M
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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

Please make checks payable to Sun Life Insurance and Annuity Company of New York. Send the application and check to Sun Life (N.Y.), 80 Broad Street, 25th
Floor, New York, NY 10004-2209                                       APPLICATION

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1. OWNER

Name ___________________________________________________________________________
            First                       Middle                         Last
Address ________________________________________________________________________

City _______________________________________________ State _________ Zip _______

Owner Sex  |_| M  |_| F

Date of Birth _______________ Social Security Number _______ /______ /_______

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2. ANNUITANT

|_| Same as Owner or____________________________________________________________
                        First                    Middle                   Last
Address ________________________________________________________________________

City ______________________________________________ State _________ Zip ________

Annuitant Sex |_| M |_| F

Date of Birth _______________ Social Security Number _______ /_______ /______

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3. CO-ANNUITANT

Name ___________________________________________________________________________

Co-Annuitant Sex |_| M |_| F

Date of Birth _______________ Social Security Number _______ /_______ /______

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4. BENEFICIARY

Name ___________________________________________________________________________
          First                        Middle                         Last

Relationship to Annuitant ______________________________________________________

Beneficiary designations must be consistent with your applicable retirement plan

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5. PLAN SELECTION

|_| 401(k)* |_| Self-employed*  |_| IRA Rollover  |_| CRT**|_| Other* __________
|_| 403(b)* |_| IRA Transfers   |_| SEP-IRA*      |_| Non-qualified   __________

*Owner Trustee _________________________________________________________________
**Please contact Sun Life (N.Y) for the required Charitable Remainder Trust
  (CRT) waiver form

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6. PURCHASE PAYMENT ALLOCATION
(Whole %, must total 100%, no fractions)

Subaccounts Invested in MFS/Sun Life Series Trust
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___% Money Market Series (0)          ___% World Growth Series (9)
___% High Yield Series (1)            ___% Emerging Growth Series (11/12)
___% Capital Appreciation Series (2)  ___% Research Series (13/16)
___% Utilities Series (3)             ___% World Total Return Series (14/17)
___% World Governments Series (4)     ___% World Asset Allocation Series (15/18)
___% Managed Sectors Series(5)        ___% International Growth Series (19/20)
___% Total Return Series (6)          ___% International Growth and
___% Government Securities Series (7)      Income Series (9/10)
___% Conservative Growth Series (8)

___% MFS(R)/Foreign & Colonial Emerging
     Markets Equity Series (21/22)
___% Value Series (23/24)
___% Research Growth and
     Income Series (25/26)

Fixed Account Guarantee Periods
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___% 1 year    ___% 7 year
___% 3 year    ___% 8 year
___% 5 year    ___% 9 year
___% 6 year    ___% l0 year

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7. PURCHASE PAYMENT

Initial purchase payment of $___________________________________ (minimum $5000)

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8. SPECIAL INSTRUCTIONS (Annuity Elections, etc.)


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9. ANNUITY COMMENCEMENT DATE

Year of annuity commencement ____________________

The first day of _____________________________ (month)

Note: Annuity Commencement Date must be no later than the month following the annuitant's 90th birthday

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10.  REPLACEMENT CONTRACT

Will this contract replace or change any existing life insurance or annuity in
this or any other company?    |_| Yes |_| No
If yes, please explain under Special Instructions and request replacement information from your agent.

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11. ACCEPTANCE

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any Contract issued by the Company. All payments and values provided by the contract when based on the investment experience of the variable account are variable and not guaranteed as to dollar amount. All payments and values based on the fixed account are subject to a market value adjustment formula, the operation of which may result in upward and downward adjustments in amounts payable. I acknowledge receipt of current Regatta Gold-NY and MFS/Sun Life Series Trust prospectuses.

_________________________________  _____________________________________________
Agent Name (Print)                   Phone Number                         Date

_________________________________  _____________________________________________
Agent Signature                      Signed at           City             State

_________________________________  _____________________________________________
Owner Signature                      Annuitant/Co-Annuitant Signature

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12. AGENT

Will this contract replace or change any existing life insurance or annuity in this or any other company? |_| Yes |_| No
If yes, please explain under Special Instructions and complete replacement forms where applicable.

General Agent/Dealer ___________________________________________________________

Branch Office Address___________________________________________________________
                         Street            City              State       Zip

APP-MVA-NY-FP                                              GOLDNY-8-11/97/97/15M
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Sun Life Insurance and Annuity Company of New York
80 Broad Street, 25th Floor
New York, NY 10004-2209
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                                                                         OPTIONS
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1. |_| AUTOMATIC ASSET ALLOCATION OPTION

I authorize exchanges among my Subaccounts, reflecting current asset allocation recommendations, without requiring any further authorizations or instructions. I understand this authorization will continue until a written, signed revocation is received by Sun Life (N.Y.) at the above address.
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2. |_| SYSTEMATIC WITHDRAWAL OPTION and INTEREST OUT OPTION

A $10,000 minimum account value is required to begin the option. (This is not for annuitization. If you wish to annuitize, please see the Special Instructions and Annuity Commencement Date sections of the Application)

      I select: |_| Systematic withdrawals of $___________ (please complete
                    Section A)
                |_| Send current interest earnings to owner (please complete
                    Section A)
                |_| Transfer current interest earnings to Subaccounts specified below (please complete Section B)
      ..........................................................................
      Section A  Commence withdrawals___________________ (month) ________ (year)

      For electronic funds transfers, complete the following and include a
      voided check    |_| checking      |_| savings

      Frequency:        ________________________________________________________
      ___ monthly       Account number            ABA Routing number
      ___ quarterly
      ___ semiannually
      ___ annually

     Federal Income Taxes:  Or, make check payable to (if different from owner):

      ___ withhold            Name _____________________________________________
      ___ do not withhold     Street ___________________________________________
                              City ________________________ State ____ Zip _____
      ..........................................................................
      Section B  Commence transfer of interest earnings          (month)  (year)
                                                       -----------       --
                                                  Percent of interest earnings
      Frequency:        Transfer to Subaccount:   to be transferred

      ___ monthly       1.____________________    %_______________________
      ___ quarterly     2.____________________    %_______________________
      ___ semiannually  3.____________________    %_______________________
      ___ annually      4.____________________    %_______________________
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3. |_| SECURED FUTURE OPTION

I have indicated participation in the Secured Future Option by placing check marks next to both the Fixed Account allocation and the Subaccount allocation(s) in the Purchase Payment Allocation section of the Application.
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4. |_| GUARANTEED INCOME PLUS OPTION

I will participate in the Guaranteed Income Plus Option (two contracts applied for with one Application).

      a. Amount applied to purchase a contract with annuity payments deferred $ ____________________________________________

      b. Amount applied to purchase a contract with annuity payments beginning immediately $ ________________________________________________

      NOTE: Information for items 1-8 on the reverse side must be identical for both contracts. Otherwise, separate applications are required.
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5. |_| DOLLAR-COST AVERAGING OPTION

I will participate in the Dollar-Cost Averaging Option and authorize transfers from the designated Subaccount or Guarantee Period. I am aware that, each month or quarter a level amount is transferred, at no cost, into one or more of the other Subaccount(s) of my choice, up to a maximum of four. The balance in the designated Subaccount or Guarantee Period will continue to reflect the performance of that Subaccount/Guarantee Period. The Option will continue until the owner's account value allocated to the designated Subaccount/Guarantee Period falls below the total monthly or quarterly transfer amount, or, if earlier, the Guarantee Period reaches maturity. Under this Option, no market value adjustment, either positive or negative, will apply. In the event that the owner alters or terminates this Option, prior to the maturity of any remaining designated Guarantee Period, liquidation of that Guarantee Period will be necessary and a market value adjustment will apply. The Dollar-Cost Averaging period must be at least six months. The Subaccount/Guarantee Period from which the transfers are to be made must have a minimum balance of $5,000.

     Frequency: |_| Monthly     |_| Quarterly

        Please make your selections and indicate the amount to be transferred:
     Transfer from

     |_| Subaccount (select one): _____________________
         Transfer to Subaccount: (up to four)
         1. _________________________________
         2._________________________________
         3._________________________________
         4._________________________________

     |_| One-Year Guarantee Period
         Transfer amount ($100 minimum):
         $_________________________________
         $_________________________________
         $_________________________________
         $_________________________________

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6. |_| 60-DAY RATE HOLD
Apply rate hold?   |_| Yes    |_| No

NOTE: A Rate Hold is irrevocable and is available for 1035 exchanges and direct trustee-to-trustee transfers only.
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I understand this authorization for participation in the Option(s) indicated
above will continue until a written, signed revocation is received by Sun Life (N.Y.) at the above address.

Owner:
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   APP-MVA-NY-FP-1                                          GOLDNY-8-11/97/15M